3Q26 Earnings Presentation November 5, 2026

Disclaimer and Forward-Looking Statements The guidance provided in this presentation is based on information available as of November 5, 2026 and management's review of the anticipated financial results for 2026. Such guidance remains subject to change based on management's ongoing review of the Company's 2026 results and is a forward- looking statement (see below). Kingstone assumes no obligation to update this guidance, except as required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following: the risk of significant losses from catastrophes and severe weather events; risks related to the lack of a financial strength rating from A.M. Best; risks related to limitations on the ability of our insurance subsidiary to pay dividends to us; adverse capital, credit and financial market conditions; risks related to volatility in net investment income; the unavailability of reinsurance at current levels and prices; the exposure to greater net insurance losses in the event of reduced reliance on reinsurance; the credit risk of our reinsurers; the inability to maintain the requisite amount of risk-based capital needed to grow our business; the effects of climate change on the frequency or severity of weather events and wildfires; risks related to the limited market area of our business; risks related to a concentration of business in a limited number of producers; legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators; the effects of competition in our market areas; our reliance on certain key personnel; risks related to security breaches or other attacks involving our computer systems or those of our vendors; our reliance on information technology and information systems; and the uncertainty relating to our geographic diversification strategy in entering the California and Connecticut markets and other markets. Kingstone undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

KINGSTONE AT A GLANCE

KINGSTONE COMPANIES, INC.

A 140-year New York franchise, rebuilt for profitable growth

A personal property insurer, distributed through independent agents and brokers and underwritten on the proprietary Select platform. New York is the core franchise, with measured expansion into California and Connecticut.

WHO WE ARE — TODAY

140 years	11th	86,579	65%
Operating history	**Largest NY homeowners writer**	**Policies in force**	**Homeowners policies on Select[1]**
Founded in Kingston, NY, in 1886	Ranked by 2025 premiums	Up 11.0% year over year	Up from 54% a year earlier

TRACK RECORD — FY2022 TO FY2025

+38%	38.3 pts	83.2 pts	+175%
Direct premiums written[2]	**Lower net combined ratio**	**Higher return on equity**	**Diluted book value per share**
$201M to $278M	113.3% to 75.0%	(40.2)% to 43.0%	$3.01 to $8.28

WHAT TO WATCH — 2026 AND BEYOND

~16%	~34%	74.4%	$3.5–$6M
Annual growth to 2029 goal[3]	**Lower Select claim frequency[4]**	**Underlying combined ratio[2]**	**First-event retention**
~16% guided for 2026	Non-catastrophe, vs. legacy policies	FY2025; 74% to 76% guided for 2026	$500M of catastrophe cover

[1] Company data at September 30, 2026. [2] Non-GAAP financial measures; the underlying combined ratio excludes catastrophe losses and prior-year reserve development. See "Definitions and Non-GAAP Measures" in the press releases dated November 5, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.. [3] Compound annual growth implied by the Company's 2029 goal of $500 million in direct premiums written, from $277.8 million in FY2025; not a forecast. [4] Company analysis of reported non-catastrophe claim frequency, Select vs. legacy New York homeowners policies, Q1 2022 through Q3 2026.

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Third Quarter 2026 Results

QUARTER HIGHLIGHTS

- **Profitability:** Most profitable quarter in Company history, with record net income of $17.6 million; diluted EPS up 61% to $1.19; annualized ROE of 52.9%
- **Growth:** Net premiums earned up 30% to $62.4 million as the reduced quota share earns in; direct premiums written[1] up 14.5% to $86.8 million, with a 5% higher average renewal premiums, retention up 2.9 points and new business policies up 10%
- **Combined ratio:** Net combined ratio improved 7.1 points to 65.6%, with 6.1 points of favorable prior-year development and 7.5 points of catastrophe losses
- **Underlying:** Underlying combined ratio[1] improved 8.3 points to 64.2% driven by lower claim frequency and severity; underlying loss ratio[1] down 10.6 points to 33.5%
- **Capital:** Diluted book value per share of $9.21, up 26% year over year, and $10.43 excluding AOCI[1], up 35%; quarterly dividend of $0.06, raised 20% in July; repurchase authorization of up to 1,000,000 shares in place
- **Outlook:** Updated direct premiums written growth outlook to approximately 16%; raised and narrowed diluted EPS guidance to $2.70 to $2.90 (from $2.20 to $2.90) and ROE of 29% to 30% (from 24% to 30%)

($ in thousands, except per share data)	3Q26	3Q25	Change	9M26	9M25	Change
Net premiums earned	$62,412	$47,925	30.2%	$178,748	$137,663	29.8%
Direct premiums written[1]	$86,795	$75,810	14.5%	$228,892	$195,047	17.4%
Net combined ratio	65.6%	72.7%	(7.1) pts	81.7%	79.0%	2.7 pts
Catastrophe loss ratio[1]	7.5%	0.2%	7.3 pts	10.4%	0.8%	9.6 pts
Underlying combined ratio (ex-CAT, ex-PYD)[1]	64.2%	72.5%	(8.3) pts	75.1%	78.8%	(3.7) pts
Net income	$17,584	$10,872	61.7%	$27,246	$26,007	4.8%
Net income per share - diluted	$1.19	$0.74	60.8%	$1.86	$1.82	2.2%
Operating net income per share - diluted[1]	$1.22	$0.73	67.1%	$1.93	$1.68	14.9%
Return on equity - annualized	52.9%	42.9%	10.0 pts	28.0%	39.8%	(11.8) pts

[1] These are non-GAAP financial measures. See "Definitions and Non-GAAP Measures" in press release, dated November 5, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

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Қ5 Five Reinforcing Pillars Drive Durable, Profitable Growth Execution • Rebuilt leadership, product, claims, risk management, cost structure and balance sheet • Multi-year record of disciplined premium growth alongside meaningful combined ratio improvement • Record full-year 2025 and Q3 2026 profitability Select Product • 65% of homeowners policies in force, up from 54% a year ago • Pricing sophistication and segmentation built with modern data science to match rate to risk • Low non-catastrophe loss frequency and continued underwriting discipline Operating Efficiency • YTD net underwriting expense ratio of 30.6%, approximately 10 points below FY2021 • New York quota share cession reduced from 16% to 5%, increasing retained premium and earnings power Distribution • Q3 direct premiums written1 increased 14.5% to $86.8 million; $500 million target by 2029 • Continued growth in New York and measured expansion into new markets Capital Strength • No debt at the holding company; conservative balance sheet supports disciplined growth • $500 million of catastrophe protection with low first-event retention • Share repurchase authorization and a 20% increase in the quarterly dividend 1 These are non-GAAP financial measures. See “Definitions and Non-GAAP Measures” in press release, dated November 5, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

Ҝ6 NET COMBINED RATIO BY COMPONENT, FY2022 TO 3Q26 Record Q3 Profitability: 65.6% Net Combined Ratio Note: Bars show attritional loss, cat loss and net underwriting expense ratios, with the negative 2Q26 cat loss ratio netted within its bar; prior-year reserve development is in the blue boxes. Totals reflect the GAAP net combined ratio. 2.4% – -2.0% -1.4% -1.9% -0.4% -1.4% -0.5% – -0.5% -2.3% -2.7% -6.1% 68.2% 65.3% 58.8% 47.1% 39.2% 49.1% 62.1% 38.7% 44.1% 34.7% 57.9% 43.1% 33.5% 6.7% 7.1% 5.2% 1.3% 1.7% 1.7% 0.6% 0.2% 2.1% 26.0% -0.8% 7.5% 36.0% 32.9% 31.3% 31.2% 33.0% 29.8% 31.3% 32.7% 28.4% 27.9% 30.4% 30.6% 30.7% 113.3% 105.3% 93.3% 78.2% 72.0% 78.5% 93.7% 71.5% 72.7% 64.2% 112.0% 70.2% 65.6% FY22 FY23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 PY Reserve Development Attritional Loss Ratio Cat Loss Ratio Net Underwriting Expense Ratio 100% Breakeven

ҝ7 REPORTED CLAIM FREQUENCY NY HOMEOWNERS, EXCLUDING CATASTROPHES Select Delivers ~34% Lower Non-Catastrophe Claim Frequency 0% 1% 2% 3% 4% 5% 6% Cl ai m F re qu en cy - Re po rt ed Legacy Renewal Business Select Total All Products Total 1 Source: Kingstone Select vs. Legacy Analysis, NY HO ex-catastrophe, Q1 2022 through Q3 2026 THE SELECT PLATFORM Proprietary underwriting platform driving superior loss performance 65% Of homeowners PIF vs. 54% one year ago ~34% Lower claim frequency Non-catastrophe, Select vs. legacy¹

Ң8 NET UNDERWRITING EXPENSE RATIO FY2021 TO FY2025 AND YTD25 VS. YTD26 40.6% 36.0% 32.9% 31.3% 30.0% 30.8% 30.6% 2021 2022 2023 2024 2025 YTD25 YTD26 Net Underwriting Expense Ratio Improved 10 Points Since 2021 30.0% FY25 Net Underwriting Expense Ratio Improved 1.3 pts from FY2024 10.6 pts Cumulative Improvement From 40.6% in FY2021 to 30.0% in FY2025 30.6% YTD 2026 Net Underwriting Expense Ratio Down 0.2 pts from YTD 2025 FULL-YEAR TREND YTD over YTD

ң9 2026/2027 REINSURANCE PROGRAM Enhanced Reinsurance Protection at Lower Risk-Adjusted Cost • Program structure: Catastrophe XOL to $500M total limit; wildfire coverage added alongside hurricane and winter storm • Program cost: ~11% of projected direct premiums earned, down from 13% for the prior treaty period • Quota share: NY personal lines reduced from 16% to 5%; 30% quota share on the new CA book limits net exposure during ramp-up • Per-risk XOL: $825K retention per risk with coverage to $11M • Panel: More than 34 reinsurers, including six new participants • Context: Six-year average cat load 7.1 pts (2019–2024); FY25 actual 1.2 pts PROGRAM HIGHLIGHTS $500M Total catastrophe limit +14% (+$60M) vs. 2025/26 $3.5–$6M First-event retention Wildfire $3.5M, named storm $5.0M, winter storm $6.0M >15% Lower risk-adjusted cost Core cat excess-of-loss coverage

� �10 Capital Position Supports Growth, Dividends and Buybacks CAPITAL AT SEPTEMBER 30, 2026 $136.7M Total stockholders’ equity +11% YTD; $122.7M at YE25 Zero Net debt At the holding company $126.2M Statutory surplus Leverage ratio 2.05, RBC >750 BOOK VALUE, INVESTMENTS AND DIVIDEND AT SEPTEMBER 30, 2026 $9.21 Diluted book value per share +26% YoY; $10.43 excluding AOCI, +35% YoY $337.1M Total investments +9% YTD; Q3 net investment income +50% YoY $0.06 Quarterly dividend Raised 20% in July 2026, one year after reinstatement CAPITAL ALLOCATION PRIORITIES 1 Fund profitable growth 2 Growing quarterly dividend 3 Opportunistic repurchases

New York Carrier Exits Opened Two Growth Channels

Both books are written through the Select platform

ADIRONDACK / MOUNTAIN VALLEY

$29M

Incremental direct premiums written

- Two carriers exiting New York created an opportunity for Kingstone to immediately add premium in 2H24
- Policies written on the Select platform for loss ratio improvement
- Retention and renewal economics continue to accelerate through 2026

GUARD RENEWAL RIGHTS

$25–$30M

Expected premium over three years

- Renewal rights to AmGUARD Insurance Company's Downstate New York property book
- AmGUARD began non-renewing across a three-year period, and we began writing policies effective September 2025
- We provide a Select quote as each policy comes up for renewal and the producer decides whether to bind with us

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FY2026 Direct Premiums Written[1] Projected to Grow approximately 16%

DIRECT PREMIUMS WRITTEN BRIDGE $M, FY2024 TO FY2026E



$242M
$44M
$5M
($13M)
$278M
~16% growth
FY24 DPW
Organic / Rate
GUARD
Legacy Runoff
FY25 DPW
Organic / Rate
Expansion States
GUARD
Legacy Runoff
FY26 DPW (Projected)

[1] This is a non-GAAP financial measure. See "Definitions and Non-GAAP Measures" in press release, dated November 5, 2026, for the definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.

Path to $500 Million of Direct Premiums Written[1] by 2029

DIRECT PREMIUMS WRITTEN[1] $M, NEW YORK AND ALL OTHER



New York
All Other
$201M
$200M
$242M
$278M
$322M
$370–$386M
$426–$444M
$490–$511M
FY22
FY23
FY24
FY25
FY26P
FY27P
FY28P
FY29P

[1] This is a non-GAAP financial measure. See "Definitions and Non-GAAP Measures" in press release, dated November 5, 2026, for the definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure. Note: FY26P reflects 2026 guidance of approximately 16% growth. FY27P applies 15% to 20% growth to FY26P, and FY28P and FY29P apply 15% annual growth to each end of the range; bars show range midpoints.

FY2026 Outlook Updated; EPS Guidance Raised and Narrowed

Guidance Metric	Previous FY26E	Updated FY26E	FY25 Actual
Direct premiums written growth[1,4]	16% – 20%	~16%	14.8%
Net combined ratio	**81% – 86%**	**79% – 83%**	**75.0%**
Underlying combined ratio (ex-CAT, ex-PYD)[1,2]	74% – 76%	74% – 76%	74.4%
Catastrophe loss ratio[3]	7% – 10%	8% – 9%	1.2%
Net income per share – diluted	**$2.20 – $2.90**	**$2.70 – $2.90**	**$2.88**
Return on equity	**24% – 30%**	**29% – 30%**	**43.0%**
Prior-year reserve development[5]	None assumed	(3)% – (2)%	(0.6)%

Key Modeling Assumptions	Value
Assumed effective tax rate	~21%
Weighted average diluted shares outstanding	~14.8 million

[1] These are non-GAAP financial measures. See "Definitions and Non-GAAP Measures" and the tables included in our press release, dated November 5, 2026, for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

[2] The Underlying Combined Ratio is a non-GAAP measure. It is computed as the sum of the underlying loss ratio (which is a non-GAAP measure) and the net underwriting expense ratio. The underlying loss ratio excludes catastrophe losses and prior-year reserve development from the GAAP net loss ratio. The most directly comparable GAAP measure is the net combined ratio. Refer to the section entitled "Definitions and Non-GAAP Measures" included in our press release, dated November 5, 2026, for definitions and reconciliations of non-GAAP financial measures. The 2026 estimate of GAAP net combined ratio reflects the estimated underlying combined ratio plus the estimated catastrophe loss ratio, net of favorable prior-year reserve development recognized through September 30, 2026, as shown in the table above. Actual catastrophe losses and any additional prior-year reserve development could materially impact the GAAP measure of net combined ratio.

[3] The catastrophe loss ratio estimate for 2026 of 8% to 9% is above the Company's six-year historical average of 7.1% (2019–2024) and gives effect to the elevated winter storm activity experienced in the first quarter of 2026. Catastrophe losses are reported net of reinsurance recoveries and include loss adjustment expenses. The Company defines catastrophe events consistent with PCS industry designations.

[4] Guidance for the most comparable GAAP measure, net premiums earned, is not provided because net premiums earned is an output of multiple variables including direct written premium growth, quota share cession rates, and premium earning patterns, several of which are not within the Company's direct control; therefore, the Company is unable to predict such variables with reasonable certainty without unreasonable efforts.

[5] Reflects favorable prior-year reserve development recognized through September 30, 2026, as a percentage of estimated full year net premiums earned. No additional development is assumed for the fourth quarter.

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� Қ RETURN ON EQUITY 2022 TO 2026ENET INCOME PER DILUTED SHARE 2022 TO 2026E NET COMBINED RATIO 2022 TO 2026EDIRECT PREMIUMS WRITTEN1 $M, 2022 TO 2026E Strong Track Record of Profitable Growth $201 $200 $242 $278 $322 2022 2023 2024 2025 2026E 77% 72% 49% 45% 36% 33% 31% 30% 113.3% 105.3% 80.0% 75.0% 79%–83% 0 2022 2023 2024 2025 2026E Net Loss Net Underwriting Expense ($2.12) ($0.57) $1.48 $2.88 $2.70–$2.90 2022 2023 2024 2025 2026E (40.3%) (17.5%) 36.3% 43.0% 29%–30% 2022 2023 2024 2025 2026E 1 This is a non-GAAP financial measure. See Appendix: “Definitions and Non-GAAP Measures” and press release dated November 5, 2026, for the reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure. 32 points of improvement, 2022 to 2026E (113.3% to 81.0%)

Executive Management Team



Meryl S. Golden
President &
Chief Executive Officer

30+ YEARS

Joined 2019 as COO; appointed CEO Oct 2023

Progressive · Liberty Mutual · Earnix · Bridgewater



Randy L. Patten
Vice President &
Chief Financial Officer

25+ YEARS

Joined Aug 2025; led finance through NEXT Insurance's $2.6B acquisition

NEXT Insurance · United Fire Group · Transamerica



Sarah (Minlei) Chen
SVP, Chief Actuary &
Head of Product Mgmt

10+ YEARS

Joined Nov 2020; product development and actuarial pricing

Homesite · Plymouth Rock · Travelers



David Fernandez
Senior Vice President &
Chief Claims Officer

25+ YEARS

Joined Nov 2023; led 1,000+ claims professionals at prior carriers

Progressive · Liberty Mutual · Point32Health

90+ Years Combined Insurance Leadership

� ҝ Appendix

High-Quality Compounder: Above-Peer Growth and Returns

VERSUS PEERS CAPITAL IQ AND SEC FILINGS AS OF 10/29/2026

- **Attractive Relative Valuation:** KINS trades at 7.4x FY26E and 6.9x FY27E consensus earnings, below the peer average of 7.5x and 8.4x, with the discount widening on forward estimates; P/BV of 1.9x is also below the 2.0x peer average despite higher return on equity.
- **Premium Growth:** Delivered 46% net premiums earned growth in FY25 and 30% in 9M26; the 17.9% consensus DPW CAGR (FY23-26E) is well above the 11.5% peer average.
- **BV Compounding:** Diluted BVPS of $9.21 at 3Q26, up 26% year over year and more than 3x the FY23 level.
- **Durable Returns:** Consensus ROAE of 26.6% in FY26E and 25.5% in FY27E versus peer averages of 26.0% and 21.2%, with FY26 ROE guidance of 29% to 30%.
- **Stock Price Performance:** KINS shares are up 37.9% over the past year versus a 33.1% peer average, while still trading below peer earnings multiples.

Company	Ticker	10/29 Price	Mcap ($M)	P/BV ex. AOCI	P/E		CAGR (FY23 - 26E)		ROAE		Div Yield	Stock Price Performance				
					FY26E	FY27E	DPW	BVPS	FY26E	FY27E		7D	1MO	YTD	1YR	2YR
Kingstone Companies	**KINS**	**$20.03**	**$290**	**1.9x**	**7.4x**	**6.9x**	**17.9%**	**48.3%**	**26.6%**	**25.5%**	**1.2%**	**(0.8%)**	**12.1%**	**19.0%**	**37.9%**	**100.5%**
American Integrity	AII	$28.71	$563	1.5x	6.7x	8.7x	16.9%	19.0%	19.8%	15.5%	–	(1.6%)	13.7%	37.8%	22.9%	–
American Coastal	ACIC	$10.93	$510	1.5x	8.2x	8.5x	(5.3%)	26.0%	14.4%	18.1%	–	(4.0%)	18.3%	(13.5%)	(8.2%)	(7.3%)
Heritage Insurance	HRTG	$36.14	$1,040	1.8x	6.9x	7.1x	1.7%	34.9%	31.2%	25.7%	–	(4.1%)	7.9%	23.5%	56.7%	244.2%
Universal Insurance	UVE	$47.56	$1,315	2.0x	7.3x	8.5x	5.2%	–	23.8%	17.4%	1.3%	(1.7%)	12.6%	40.7%	51.3%	136.6%
HCI	HCI	$198.23	$2,466	2.3x	9.2x	9.9x	20.3%	43.5%	27.7%	21.0%	0.8%	(4.1%)	12.3%	3.4%	(1.4%)	70.6%
Slide Insurance	SLDE	$27.52	$3,229	2.7x	6.9x	7.5x	30.1%	40.9%	38.9%	29.8%	–	(0.8%)	22.3%	41.3%	77.1%	–
Peer Average				2.0x	7.5x	8.4x	11.5%	32.8%	26.0%	21.2%	1.1%	(2.7%)	14.5%	22.2%	33.1%	111.0%

*Source: Capital IQ and SEC filings as of 10/29/2026. Note FY26E and FY27E analyst consensus estimates sourced from Capital IQ.

Appendix: Definitions and Non-GAAP Measures

PREMIUMS AND UNDERWRITING RATIOS

Direct Premiums Written (DPW)[1]
Total premiums written during the period, before ceding any to reinsurers.

Net Premiums Written (NPW)[1]
Direct premiums written less ceded premiums; reflects premiums retained on a written basis.

Net Premiums Earned (NPE)
Net premiums written adjusted for unearned premiums; earned ratably over the policy period.

Net Loss Ratio
Net losses and LAE divided by net premiums earned. Primary measure of underwriting profitability.

Net Underwriting Expense Ratio
Net underwriting expenses divided by net premiums earned. Measures operational efficiency.

Net Combined Ratio
Net loss ratio plus net underwriting expense ratio. Below 100% indicates underwriting profit.

UNDERLYING AND RETURN MEASURES

Underlying Combined Ratio[1]
Net combined ratio ex-catastrophes and prior-year development. Measures core underwriting performance.

Attritional or Underlying Loss Ratio[1]
Net loss ratio excluding catastrophe losses and prior-year reserve development.

Catastrophe (CAT) Loss Ratio[1]
Losses from ISO/PCS-designated catastrophe events divided by net premiums earned.

Operating Net Income[1]
Net income excluding net gains (losses) on investments and gain on sale of real estate, net of tax.

Return on Equity (ROE)
Net income divided by average stockholders' equity; operating ROE uses operating net income.

Book Value Per Share, at the end of the period – diluted excluding AOCI[1] Book value per share, at the end of the period – diluted less the impact from the change in accumulated other comprehensive income.

[1] These are non-GAAP financial measures. See "Definitions and Non-GAAP Measures" in press release, dated November 5, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

Consolidated Financial Results

($ in thousands, except policy and per share data)	3Q26	3Q25	Change	9M26	9M25	Change
Net premiums earned	$62,412	$47,925	30.2%	$178,748	$137,663	29.8%
Direct premiums written[1]	$86,795	$75,810	14.5%	$228,892	$195,047	17.4%
Policies in force, at the end of the period	86,579	78,026	11.0%	86,579	78,026	11.0%
Net investment income	$3,756	$2,499	50.3%	$10,522	$6,848	53.7%
Net (losses) gains on investments	($550)	$182	NM	($1,325)	$591	(324.2%)
Gain on sale of real estate	$ —	$ —	— %	$ —	$1,966	(100.0%)
Net loss ratio	34.9%	44.3%	(9.4) pts	51.1%	48.2%	2.9 pts
Net underwriting expense ratio	30.7%	28.4%	2.3 pts	30.6%	30.8%	(0.2) pts
Net combined ratio	65.6%	72.7%	(7.1) pts	81.7%	79.0%	2.7 pts
Catastrophe loss ratio[1]	7.5%	0.2%	7.3 pts	10.4%	0.8%	9.6 pts
Net loss ratio excluding the effect of catastrophes[1]	27.4%	44.1%	(16.7) pts	40.7%	47.4%	(6.7) pts
Effect of prior-year favorable reserve development	(6.1%)	— %	(6.1) pts	(3.8%)	(0.6%)	(3.2) pts
Underlying loss ratio[1]	33.5%	44.1%	(10.6) pts	44.5%	48.0%	(3.5) pts
Net income	$17,584	$10,872	61.7%	$27,246	$26,007	4.8%
Net income per share - basic	$1.21	$0.77	57.1%	$1.88	$1.88	— %
Net income per share - diluted	$1.19	$0.74	60.8%	$1.86	$1.82	2.2%
Return on equity - annualized	52.9%	42.9%	10.0 pts	28.0%	39.8%	(11.8) pts
Adjusted EBITDA[1]	$24,378	$14,671	66.2%	$40,170	$33,710	19.2%
Other comprehensive (loss) income, net of tax	($9,690)	$2,186	NM	($12,130)	$5,431	(323.3%)
Operating net income[1]	$18,019	$10,729	67.9%	$28,293	$23,988	17.9%
Operating net income per share - basic[1]	$1.24	$0.76	63.2%	$1.96	$1.73	13.3%
Operating net income per share - diluted[1]	$1.22	$0.73	67.1%	$1.93	$1.68	14.9%
Operating return on equity[1]	13.6%	10.6%	3.0 pts	21.8%	27.5%	(5.7) pts
Operating return on equity[1] - annualized	54.2%	42.4%	11.8 pts	29.1%	36.7%	(7.6) pts
Book value per share, at the end of the period – diluted				$9.21	$7.28	26.5%
Book value per share, at the end of the period - diluted excluding AOCI[1]				$10.43	$7.74	34.9%

[1] These are non-GAAP financial measures. See section entitled "Definitions and Non-GAAP Measures" and the tables included in our press release, dated November 5, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure. NM = Not meaningful.

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Income Statement

($ in thousands, except per share data)	Q3 2026	Q3 2025	9M 2026	9M 2025
Revenues				
Net premiums earned	$62,412	$47,925	$178,748	$137,663
Ceding commission revenue	1,740	4,900	4,677	10,941
Net investment income	3,756	2,499	10,522	6,848
Net (losses) gains on investments	(550)	182	(1,325)	591
Gain on sale of real estate	—	—	—	1,966
Other income	186	146	551	438
Total revenues	**67,544**	**55,652**	**193,173**	**158,446**
Expenses				
Loss and loss adjustment expenses	21,802	21,232	91,307	66,335
Commission expense	12,193	10,308	33,961	30,251
Other underwriting expenses	8,898	8,358	25,915	23,491
Other operating expenses	1,486	1,330	5,109	3,519
Depreciation and amortization	806	645	2,283	1,882
Interest expense	54	73	183	377
Total expenses	**45,239**	**41,946**	**158,758**	**125,855**
Income from operations before taxes	**22,305**	**13,706**	**34,416**	**32,591**
Income tax expense	4,720	2,834	7,169	6,584
Net income	**$17,584**	**$10,872**	**$27,246**	**$26,007**
Other comprehensive (loss) income, net of tax	(9,690)	2,186	(12,130)	5,431
Comprehensive income	**$7,895**	**$13,059**	**$15,116**	**$31,438**
Earnings per common share:				
Basic	$1.21	$0.77	$1.88	$1.88
Diluted	$1.19	$0.74	$1.86	$1.82
Weighted average common shares outstanding:				
Basic	14,478,275	14,142,374	14,470,866	13,849,283
Diluted	14,716,112	14,601,241	14,657,940	14,303,326
Dividends declared and paid per common share	$0.06	$0.05	$0.16	$0.05

21

Ғ Ғ 22 ($ in thousands) September 30, 2026 December 31, 2025 Assets Short-term investments, at fair value $1,482 $ — Fixed-maturity securities, held-to-maturity, at amortized cost 6,038 6,042 Fixed-maturity securities, available-for-sale, at fair value 315,981 289,037 Equity securities, at fair value 9,187 10,057 Other investments 4,367 4,552 Total investments 337,055 309,689 Cash and cash equivalents 20,790 12,179 Premiums receivable, net 20,253 21,012 Reinsurance receivables, net 54,855 58,997 Prepaid reinsurance 1,673 2,142 Deferred policy acquisition costs 26,219 27,867 Intangible assets 500 500 Property and equipment, net 8,237 7,898 Deferred income taxes, net 7,465 4,180 Other assets 11,684 8,962 Total assets $488,731 $453,425 Liabilities Loss and loss adjustment expense reserves $158,458 $140,539 Unearned premiums 162,402 154,028 Advance premiums 8,412 4,003 Reinsurance balances payable 3,888 5,232 Deferred ceding commission revenue 174 8,363 Accounts payable, accrued expenses and other liabilities 11,390 11,254 Income taxes payable 3,790 2,835 Debt, net 3,475 4,440 Total liabilities 351,989 330,694 Stockholders' Equity Preferred stock, $0.01 par value (2,500,000 authorized) — — Common stock, $0.01 par value (20,000,000 authorized) 160 159 Capital in excess of par 101,126 99,625 Accumulated other comprehensive loss (18,212) (6,082) Retained earnings 59,528 34,597 142,602 128,299 Treasury stock, at cost (1,543,571 and 1,524,125 shares) (5,860) (5,568) Total stockholders' equity $136,742 $122,731 Total liabilities and stockholders' equity $488,731 $453,425 Balance Sheet